                                  EXHIBIT 32.2

                 SECTION 906 CERTIFICATION OF J. TERRY MEDOVITCH

                        CERTIFICATION OF PERIODIC REPORT

      In connection with the Quarterly Report of Diversified Thermal Solutions, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Terry Medovitch, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 /s/ J. Terry Medovitch
                                                 --------------------------
                                                 J. Terry Medovitch
                                                 Chief Financial Officer
                                                 November 14, 2005